Exhibit 1.1




                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                    THE KANSAS CITY SOUTHERN RAILWAY COMPANY


                      4,600,000 MANDATORY CONVERTIBLE UNITS


                             Underwriting Agreement



                                                                 June [  ], 2001


J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Deutsche Banc Alex. Brown Inc.
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

     Kansas City Southern Industries, Inc., a Delaware Corporation ("KCSI" or the "Issuer"), proposes to issue and sell to you, the several Underwriters listed in Schedule I hereto (the "Underwriters"), an aggregate of 4,600,000 Mandatory Convertible Units of the Issuers (the "Underwritten Securities") and, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Securities, at the option of the Underwriters, up to an additional 690,000 Mandatory Convertible Units of the Issuers (the "Option Securities"). The Underwritten Securities and the Option Securities are herein referred to as the "Securities". The Mandatory Convertible Units will initially consist of 4,600,000 Corporate Units, the terms of which are set forth in
Schedule II hereto.

     Each of the Corporate Units will consist of (a) a stock purchase contract (a "Purchase Contract" and, collectively with each other Purchase Contract, the "Purchase Contracts") under which the holder of the Security (a "Holder," and, collectively with other Holders of Corporate Units, the "Holders") will purchase from KCSI on August 17, 2004 (the "Settlement Date"), for an amount in cash equal to the stated amount per Security of $25.00 (the "Stated Amount"), a number of shares (each, a "Common Share" and, collectively with all other Common Shares that may be issued and sold by KCSI upon settlement of the Purchase Contracts, the "Common Shares") of Common Stock, par value $.01 per share, of KCSI (the "Common Stock"), as set forth in the Purchase Contract Agreement (as defined below), and (b) a senior unsecured note issued by The Kansas City Southern Railway Company, a Missouri corporation ("KCSR") (a "Note", and collectively with all other Notes issued as part of the Corporate Units, the "Notes") having a principal amount equal to the stated amount of $25. In accordance with the terms of a Purchase Contract Agreement (the "Purchase Contract Agreement") to be entered into between KCSI and The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent"), pursuant to which the Purchase Contracts will be issued, the Holders of the Corporate Units will pledge the Notes to The Chase Manhattan Bank, as Collateral Agent (the "Collateral Agent"), custodial agent and Securities Intermediary (the "Securities Intermediary"), pursuant to a Pledge Agreement (the "Pledge Agreement") to be entered into between KCSI, The Chase Manhattan Bank and the Purchase Contract Agent to secure the Holders' obligations to purchase Common Stock under the Purchase Contracts. The Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement are herein collectively referred to as the "Operative Agreements."

     The Notes will be guaranteed by KCSI and certain of its existing subsidiaries (the "Guarantors"). The Notes will be issued pursuant to an Indenture dated as of June [25], 2001 (the "Indenture"), among the KCSR, the Guarantors and The Bank of New York, as Trustee (the "Trustee"). The Notes will be remarketed by J.P. Morgan Securities Inc. (as remarketing agent), or a successor remarketing agent, prior to the Settlement Date, pursuant to a remarketing agreement (the "Remarketing Agreement") dated June [25], 2001 among KCSI, the Purchase Contract Agent and J.P. Morgan Securities Inc.

     The Issuer has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the
Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (registration no. 333-61006) on Form S-3, relating to certain securities (the "Shelf Securities") to be issued from time to time by the Issuer and/or KCSR. The Issuer also has filed with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

     Each of the Issuer and KCSR hereby agrees with the Underwriters as follows:

     1. The Issuer agrees to issue and sell to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuer the respective number of Underwritten Securities set forth opposite such Underwriters name in Schedule I hereto at a purchase price per Corporate Unit equal to the offering price less commission (the "Purchase Price") of $[ ].

     In addition, the Issuer agrees to issue and sell the Option Securities to the several Underwriters as hereinafter provided, and the Underwriters on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Issuers up to an aggregate of 690,000 Option Securities at the Purchase Price, for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Securities by the several Underwriters.

     KCSR agrees to issue the Notes forming a component of the Corporate Units to be issued and sold by KCSI hereunder.

     If any Option Securities are to be purchased, the number of Option Securities to be purchased by each Underwriter shall be the number of Option
Securities which bears the same ratio to the aggregate number of Option Securities being purchased as the number of Underwritten Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Securities being purchased from the Issuers by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Securities as the Underwriters in their sole discretion shall make.

     The Underwriters may exercise the option to purchase the Option Securities at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Underwriters to KCSI. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     2. The Issuer understands that the Underwriters intend (i) to make a public offering of the Securities as soon after (A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Underwriters is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus. KCSI hereby guarantees the timely performance by KCSR of its obligations under this Agreement.

     3. Delivery and payment of the Securities shall be made by wire transfer in immediately available funds to the account specified by KCSI to the Underwriters, at the offices of Cravath, Swaine & Moore, New York, New York, or at such other place as shall be agreed upon by the Underwriters and KCSI, at 10:00 A.M., New York City time, on the Closing Date (as defined below) or in the case of the Option Securities, on the date and time specified by the Underwriters in the written notice of the Underwriters' election to purchase such Option Securities. Delivery and payment of the Securities and the Option Securities shall be made through the facilities of the Depository Trust Company unless the Underwriters shall otherwise instruct. The time and date of such payment and delivery with respect to the Underwriter Securities are referred to herein as the "Closing Date", and the time and date for such payment for the Option Securities, if other than the Closing Date, are herein referred to as the "Additional Closing Date".

     Payment for the Securities to be purchased on the Closing Date, or the Additional Closing Date, as the case may be, shall be made against delivery to the several Underwriters of the Securities to be purchased on such date registered in such names and in such denominations as the Underwriters shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by KCSI. The certificates for the Securities will be made available for inspection and packaging by the Underwriters at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     The Notes underlying the Corporate Units will be pledged with the Collateral Agent to secure the Holders' obligations to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Securities Intermediary of the Notes to be pledged to the Collateral Agent in accordance with the Pledge Agreement.

     4. Each of the Issuer, KCSR and the other Guarantors jointly and severally represents and warrants to each Underwriter that:

          (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of KCSI, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if KCSI shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to KCSI in writing by such Underwriter expressly for use therein (the "Underwriters' Information");

          (b) the documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (c) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of KCSI and its consolidated subsidiaries and, to KCSI's knowledge, Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM") and TFM, S.A. de C.V. ("TFM") as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

          (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock of KCSI (except for issuances by KCSI of Common Stock pursuant to existing stock incentive plans of which the Underwriters have previously been advised in writing (the "Stock Incentive Plans")), any change in the long-term debt of KCSI or any of its subsidiaries or, to KCSI's knowledge, Grupo TFM or TFM, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of KCSI and its subsidiaries and to KCSI's knowledge, Grupo TFM and TFM, taken as a whole, otherwise than as set forth in the Prospectus; and except as set forth in the Prospectus neither KCSI nor any of its subsidiaries nor, to KCSI's knowledge, Grupo TFM or TFM has entered into any transaction or agreement (whether or not in the ordinary course of business) material to KCSI and its subsidiaries and Grupo TFM and TFM taken as a whole;

          (e) KCSI has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on KCSI and its subsidiaries, taken as a whole;

          (f) each of KCSI's subsidiaries and, to KCSI's knowledge, Grupo TFM and TFM has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole; and all the outstanding shares of capital stock of each subsidiary of KCSI have been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares and except as described in the Prospectus) are owned by KCSI, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

          (g) KCSI has an authorized capitalization as set forth in the Prospectus and such authorized capital stock conforms as to legal matters to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of KCSI have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any pre-emptive or similar rights except as set forth in or expressly contemplated by the Prospectus; and, except as described in or expressly contemplated by the Prospectus and the Rights Agreement (the "Rights Agreement" dated as of [ ] between KCSI and [ ], there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in KCSI or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of KCSI or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

          (h) this Agreement has been duly authorized, executed and delivered by each of the Issuer, KCSR and the other Guarantors;

          (i) the Securities have been duly authorized and, as of the Closing Date, will have been duly executed and delivered by the Issuer, and as of the Closing Date will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Securities will conform in all material respects to the descriptions thereof contained in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights;

          (j) the Operative Agreements have been duly authorized and, as of the Closing Date, will have been duly executed and delivered by KCSI and, as of the Closing Date, will constitute valid and legally binding obligations of KCSI, enforceable against KCSI in accordance with their respective terms, except as the enforceability thereof is subject to the effect of: (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is sought in a proceeding in equity or at law); and each of the Operative Agreements will conform in all material respects to the descriptions thereof in the Prospectus;

          (k) the Common Shares have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Operative Agreements, will be duly issued and fully paid and non-assessable and will conform to the description thereof in the Prospectus, and the issuance of the Common Shares will not be subject to any preemptive or similar rights;

          (l) the Remarketing Agreement has been duly authorized by KCSI and, as of the Closing Date, will have been duly executed and delivered by KCSI and, as of the Closing Date, will constitute a valid and binding obligation of KCSI, enforceable against it in accordance with its terms, except as the enforceability thereof is subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Remarketing Agreement will conform in all material respects to the description thereof in the Prospectus;

          (m) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

          (n) the Indenture has been duly authorized by KCSR and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of KCSR and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture will conform in all material respects to the description thereof in the Prospectus;

          (o) the Notes have been duly authorized by KCSR and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of KCSR, as issuer of the Notes, and each of the Guarantors, as guarantors, entitled to the benefits of the Indenture and enforceable against KCSR as issuer of the Notes, and each of the Guarantors, as guarantors, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); and the Notes will conform in all material respects to the description thereof in the Prospectus;

          (p) neither KCSI nor any of its subsidiaries nor, to KCSI's knowledge, Grupo TFM or TFM is, or with the giving of notice or lapse of time or both would be, in violation of, or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which KCSI or any of its subsidiaries or Grupo TFM or TFM is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole; the issue and sale of the Securities, the execution and delivery and performance by KCSI and its subsidiaries of their respective obligations under this Agreement, the Securities, the Notes, the Operative Agreements, Indenture and the Remarketing Agreement (the foregoing agreements, excluding this Agreement, collectively, the "Offering Documents"), and the consummation of the transactions contemplated in this Agreement and the Offering Documents, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which KCSI or any of its subsidiaries is a party or by which KCSI or any of its subsidiaries is bound or to which any of the property or assets of KCSI or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of KCSI or any of its subsidiaries or any applicable law or statute or any order, rule or regulation of any court, governmental agency or body, self-regulatory organization or financial institution (foreign or domestic) having jurisdiction over KCSI, its subsidiaries, Grupo TFM, TFM, or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court, governmental agency or body, self-regulatory organization or financial institution is required for the issue and sale of the Securities or the consummation by KCSI and its subsidiaries of the transactions contemplated by this Agreement and the Offering Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the rules of the New York Stock Exchange and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (q) other than as set forth in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of KCSI, threatened against or affecting KCSI or any of its subsidiaries or, to KCSI's knowledge, Grupo TFM or TFM, or any of their respective properties or to which KCSI or any of its subsidiaries or Grupo TFM or TFM is or may be a party or to which any property of KCSI or any of its subsidiaries or Grupo TFM or TFM is or may be the subject which, if determined adversely to KCSI or any of its subsidiaries or Grupo TFM or TFM could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole, and, to KCSI's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened or contemplated by others; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required either as an exhibit to the Registration Statement or as an exhibit to a document incorporated by reference therein;

          (r) immediately after any sale of Securities by KCSI hereunder, the aggregate amount of Securities which have been issued and sold by KCSI hereunder and of any securities of KCSI (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement (including the amount carried forward from KCSI's earlier shelf registration);

          (s) KCSI and its subsidiaries and, to KCSI's knowledge, Grupo TFM and TFM have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by KCSI and its subsidiaries and Grupo TFM and TFM, except as would not, individually or in the aggregate, have a material adverse effect on KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole; and any real property and buildings held under lease by KCSI and its subsidiaries, and, to KCSI's knowledge, Grupo TFM and TFM, are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by KCSI or its subsidiaries or Grupo TFM or TFM;

          (t) no relationship, direct or indirect, exists between or among KCSI or any or its subsidiaries or, to KCSI's knowledge, Grupo TFM or TFM, on the one hand, and any director, officer, customers or supplier, or any beneficial owner (direct or indirect) of the capital stock, of KCSI or any of its subsidiaries or Grupo TFM or TFM on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus and which has not so been described;

          (u) except as set forth in the Prospectus, no person has the right to require KCSI to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Securities;

          (v) neither KCSI nor KCSR is, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, neither KCSI nor KCSR will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (w) PricewaterhouseCoopers LLP, who have certified certain financial statements of KCSI and its subsidiaries, are independent public accountants as required by the Securities Act;

          (x) KCSI and its subsidiaries and, to KCSI's knowledge, Grupo TFM and TFM have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except as would not, individually or in the aggregate, have a material adverse effect on KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against KCSI or any subsidiary or, to KCSI's knowledge, Grupo TFM or TFM, except as would not, individually or in the aggregate, have a material adverse effect on KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole;

          (y) KCSI has not taken, nor will it take in connection with the initial public offering of the Securities, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities or the Common Stock;

          (z) except as would not, individually or in the aggregate, have a material adverse effect on KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole, (i) each of KCSI and its subsidiaries and, to KCSI's knowledge, Grupo TFM and TFM, owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations, all financial institutions and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, (ii) neither KCSI nor any such subsidiary nor, to KCSI's knowledge, Grupo TFM or TFM has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, and (iii) each of KCSI and its subsidiaries and, to KCSI's knowledge, Grupo TFM and TFM, is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof;

          (aa) there are no existing or, to the knowledge of KCSI, threatened labor disputes with the employees of KCSI or any of its subsidiaries or, to KCSI's knowledge, Grupo TFM or TFM which are likely to have a material adverse effect on KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole;

          (bb) KCSI and its subsidiaries and, to KCSI's knowledge, Grupo TFM and TFM (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
     (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on KCSI and its subsidiaries and Grupo TFM and TFM, taken as a whole;

          (cc) in the ordinary course of its business, KCSI conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of KCSI and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, KCSI has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a material adverse effect on KCSI and its subsidiaries, taken as a whole;

          (dd) except as otherwise disclosed in the Prospectus, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by KSCI or any of its subsidiaries (or, to KCSI's knowledge, any other entity (including any predecessor) for whose acts or omissions KCSI or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by KCSI or any of its subsidiaries, or upon any other property, in violation of any statute or ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a material adverse effect on KCSI and its subsidiaries, taken as a whole; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which KCSI has knowledge, except for any such disposal, discharge, emission or other release of any kind which would not individually or in the aggregate with all such discharges and other releases, have a material adverse effect on KCSI and its subsidiaries, taken as a whole;

          (ee) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by KCSI or any of its affiliates for employees or former employees of KCSI and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended, (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; for each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

          (ff) none of KCSI's subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to KCSI, from making any other distribution on such subsidiary's capital stock, from repaying to KCSI any loans or advances to such subsidiary from KCSI or from transferring any of such subsidiary's property or assets to KCSI or any other subsidiary of KCSI;

     5. The Issuer covenants with each of the several Underwriters as follows:

          (a) to file the Prospectus in a form approved by the Underwriters pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b);

          (b) to deliver, at the expense of KCSI, to the Underwriters four signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Underwriters may reasonably request;

          (c) from the date hereof and prior to the Closing Date, to furnish to the Underwriters a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for review, and not to file any such proposed amendment or supplement to which the Underwriters reasonably object;

          (d) to file promptly all reports and any definitive proxy or information statements required to be filed by KCSI with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise the Underwriters promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective (except an amendment deemed to occur as a result of filing reports under the Exchange Act which are incorporated by reference therein), (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, (iv) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (v) of the receipt by KCSI of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of KCSI, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to KCSI) to which Securities may have been sold by the Underwriters on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; PROVIDED that KCSI shall not be required to file a general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

          (g) to make generally available to its security holders and to the Underwriters as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of KCSI occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) for a period of 90 days after the initial public offering of the Securities, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to Holders of the Securities and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

          (i) except as contemplated by the underwriting agreement dated as of June [19], 2001, between KCSI and the Underwriters named therein relating to the sale by KCSI of its Common Stock, for a period of 90 days after the date of the initial public offering of the Securities, not to (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Securities, Purchase Contracts or shares of Common Stock or any securities convertible into or exercisable or exchangeable for Securities, Purchase Contracts, or Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, Purchase Contracts or Common Stock, whether any such transaction described in clause
     (i) or (ii) above is to be settled by delivery of Securities, Purchase Contracts or Common Stock or such other securities, in cash or otherwise, without the prior written consent of J.P. Morgan Securities Inc., other than (1) the Securities and Purchase Contracts to be sold hereunder, (2) any shares of Common Stock issued upon the exercise of outstanding options granted under the Stock Incentive Plans, (3) any additional options granted under the Stock Incentive Plans, PROVIDED that any such additional options are not -------- exercisable during such 90-day period, and (4) any additional shares of restricted Common Stock awarded under the Stock Incentive Plans, PROVIDED that any such shares of restricted Common Stock are not -------- transferable during such 90-day period;

          (j) to use the net proceeds received from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (k) to use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange;

          (l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs, fees, charges and expenses (i) incident to the preparation, issuance, execution and delivery of the Securities, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto),
     (iii) incurred in connection with the registration or qualification of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and its disbursements), (iv) incurred in connection with the listing of the Securities and the Common Shares on the New York Stock Exchange, (v) related to any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc. (including fees of counsel for the Underwriters and its disbursements), (vi) incurred in connection with the printing (including word processing and duplication costs) and delivery of this Agreement and any preliminary and supplemental Blue Sky memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) incurred by KCSI in connection with a "road show" presentation to potential investors, (viii) related to the preparation of certificates representing the Securities or any other securities, (ix) of any transfer agent, registrar and/or depositary and of the Purchase Contract Agent, the Collateral Agent and the Trustee (x) of rating agencies for the rating of the Securities, and (xi) otherwise incident to the performance of the obligations of KCSI hereunder for which provision is not otherwise made in this Section.

     6. The several obligations of the Underwriters hereunder to purchase the Securities on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by each of the Issuer, KCSR and the other Guarantors of their obligations hereunder and to the following additional conditions:

          (a) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

          (b) no order suspending the qualification under the Trust Indenture Act of the Indenture shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission;

          (c) the representations and warranties of each of the Issuer, KCSR and the Guarantors contained herein shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and each of the Issuer, KCSR and the other Guarantors shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

          (d) subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading, or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of, or guaranteed by, KCSI by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (e) since the respective dates as of which information is given in the Prospectus, there shall not have been any material change in the capital stock or long-term debt of KCSI or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of KCSI and its subsidiaries, taken as a whole, otherwise than as set forth in the Prospectus, the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date, on the terms and in the manner contemplated in the Prospectus; and neither KCSI nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus;

          (f) the Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief executive officer and the chief financial officer of KCSI, KCSR and the other Guarantors, satisfactory to the Underwriters to the effect set forth in subsections (a) through (e) (with respect to the respective representations, warranties, agreements and conditions of each of the Issuer, KCSR and the other Guarantors) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of KCSI and its subsidiaries taken as a whole from that set forth in the Registration Statement;

          (g) Jay M. Nadlman, Associate General Counsel to KCSI and Sonnenschein Nath & Rosenthal, special counsel for the Issuer, shall have furnished to the Underwriters written opinions, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, collectively to the effect that:

               (i) KCSI has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) KCSI has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on KCSI and its subsidiaries, taken as a whole;

               (iii) each of KCSI's subsidiaries has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of organization with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on KCSI and its subsidiaries, taken as a whole; and all of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by KCSI, free and clear of all liens, encumbrances, equities or claims;

               (iv) other than as set forth in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting KCSI or any of its subsidiaries or any of their respective properties or to which KCSI or any of its subsidiaries is or may be a party or to which any property of KCSI or its subsidiaries is or may be the subject which, if determined adversely to KCSI or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of KCSI and its subsidiaries, taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (v) this Agreement has been duly authorized, executed and delivered by each of the Issuer, KCSR and the other Guarantors;

               (vi) the authorized capital stock of KCSI conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

               (vii) the shares of capital stock of KCSI outstanding prior to the issuance of the Securities to be sold by KCSI have been duly authorized and are validly issued, fully paid and non-assessable;

               (viii) the Securities have been duly authorized, executed and delivered by KCSI, and each is a valid and binding obligation of KCSI, enforceable against KCSI in accordance with their terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Securities conform in all material respects to the descriptions thereof contained in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights;

               (ix) the Notes have been duly authorized by KCSR and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and when the Securities have been paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of KCSR, as issuer, and each of the Guarantors, as guarantors, entitled to the benefits of the Indenture and enforceable against KCSR as issuer, and each of the Guarantors, as guarantors, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); and the Notes conform in all material respects to the descriptions thereof contained in the Prospectus;

               (x) the certificates for the Corporate Units are in the respective forms contemplated by the Purchase Contract Agreement, the certificates for the Notes are in the forms contemplated by the Indenture and the certificates for the Common Shares comply with all applicable requirements of Delaware law and the applicable requirements of the New York Stock Exchange;

               (xi) the statements in the Prospectus under the captions "Legal Matters," "Underwriting", "Certain Federal Income Tax Consequences", "Description of Mandatory Convertible Units," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement," "Description of the Notes" and "Description of KCS Credit Facilities and Other Indebtedness" and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the terms of the Securities, legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such terms, legal matters, documents or proceedings;

               (xii) neither KCSI nor KCSR is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, neither KCSI nor KCSR will be, an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

               (xiii) the Indenture has been duly authorized by KCSR and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of KCSR and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the descriptions thereof contained in the Prospectus;

               (xiv) each of the Operative Agreements has been duly authorized, executed and delivered by KCSI, and each is a valid and binding obligation of KCSI, enforceable against KCSI in accordance with its terms, subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and the Operative Agreements conform in all material respects to the descriptions thereof in the Prospectus;

               (xv) the Remarketing Agreement has been duly authorized, executed and delivered by KCSI and is a valid and binding obligation of KCSI, enforceable against KCSI in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Remarketing Agreement conforms in all material respects to the description thereof in the Prospectus;

               (xvi) the Pledge Agreement is effective to create in favor of the Collateral Agent, for the benefit of KCSI, a valid security interest under the New York Uniform Commercial Code as in effect on the date hereof in the State of New York (the "UCC") in the security entitlements in respect of the Pledged Notes and the Pledged Treasury Securities (as each is defined in the Pledge Agreement) that are from time to time credited to the securities account created by the Securities Intermediary pursuant to the Pledge Agreement (the "Collateral Account") and, subject to Article 9-306 of the UCC, the proceeds thereof, to secure the obligations of the Holders under the Purchase Contracts;

               (xvii) the security interest of the Collateral Agent in security entitlements with respect to the Pledged Notes and the Pledged Treasury Securities that are from time to time credited to the Collateral Account will be perfected, and the Collateral Agent will have "control" (within the meaning of Article 8-106 of the UCC) thereof, once the Securities Intermediary has indicated by book entry that such financial assets have been credited to the Collateral Account, PROVIDED that the Securities Intermediary has -------- agreed that it will comply with "entitlement orders" originated by the Collateral Agent without further consent by the "entitlement holder" (as each is defined in Article 8-102(a)(7) and (8) of the UCC); under
          Section 2.02 of the Pledge Agreement, the Securities Intermediary has agreed that it will comply with entitlement orders originated by the Collateral Agent, as the secured party with respect to the Collateral Account, without further consent by the Purchase Contract Agent, as the entitlement holder with respect to such security entitlements; under Section 8-510 of the UCC, assuming that neither the Collateral Agent nor KCSI has any notice of any adverse claim to such security entitlements, insofar as Articles 8 and 9 of the UCC are applicable thereto, no action based on an adverse claim to such security entitlements, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be successfully asserted against the Collateral Agent or KCSI; in giving the opinions contained in this paragraph (xx) such counsel may rely upon the representations of the Securities Intermediary contained in, and may assume compliance by the Securities Intermediary with its undertakings set forth in,
          Section 2.02 (b) of the Pledge Agreement;

               (xviii) such counsel is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements, the notes thereto related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and believes that the Registration Statement and the prospectus included therein at the time the Registration Statement became effective (other than the financial statements, the notes thereto and related schedules therein, as to which such counsel need express no belief) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (other than the financial statements, the notes thereto and related schedules therein, as to which such counsel need express no belief), does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xix) neither KCSI nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which KCSI or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to KCSI and its subsidiaries, taken as a whole; the issue and sale of the Securities, the execution, delivery and performance by each of KCSI and KCSR of its respective obligations under this Agreement and each of the Offering Documents, and the consummation of the transactions contemplated herein and therein, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which KCSI or any of its subsidiaries is a party or by which KCSI or any of its subsidiaries is bound or to which any of the property or assets of KCSI or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of KCSI or any of its subsidiaries or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over KCSI or any of its subsidiaries or any of their respective properties;

               (xx) no consent, approval, authorization, order, license, registration or qualification of, or with, any court, governmental agency or body self-regulatory organization or financial institution (foreign or domestic) is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by the Offering Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and the rules of the New York Stock Exchange and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (xxi) except as set forth in the Prospectus, no person has the right to require the Issuers to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Securities;

               (xxii) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Issuer prior to the Closing Date or the Additional Closing Date, as the case may be, (other than the financial statements, the notes thereto and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such document became effective or was so filed, as the case may be, in the case of a registration statement which became effective under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of any document which was filed under the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such document was so filed, not misleading;

               (xxiii) except as would not, individually or in the aggregate, have a material adverse effect on KCSI and its subsidiaries, taken as a whole, (A) each of KCSI and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations, all financial institutions and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, (B) neither KCSI nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and (C) each of KCSI and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus;

               (xxiv) any real property and buildings held under lease by KCSI and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as would not, individually or in the aggregate, have a material adverse effect on KCSI and its subsidiaries taken as a whole and do not interfere with the use made or proposed to be made of such property and buildings by KCSI or its subsidiaries; and

               (xxv) each of KCSI and its subsidiaries is in compliance with all Environmental Laws, except, in each case, where noncompliance, individually or in the aggregate, would not have a material adverse effect on KCSI and its subsidiaries taken as a whole; there are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened against or affecting KCSI or any of its subsidiaries under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on KCSI and its subsidiaries taken as a whole.

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of KCSI and KCSR and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of KCSI and its subsidiaries. The opinion of such counsel for KCSI and KCSR shall state that the opinion of any such other counsel upon which he relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters are justified in relying thereon. With respect to the matters to be covered in subparagraphs (xvii) and (xxi) above, such counsel may state that his opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.

          (h) Sonnenschein Nath & Rosenthal, special counsel for the Issuer, shall have furnished to the Underwriters its written tax opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) the statements in the Prospectus under the caption "Certain Federal Income Tax Consequences" constitutes, in all material respects, a fair and accurate summary of the matters addressed therein, based on the assumptions stated or referred to therein; and

               (ii) the Securities will be treated as indebtedness of KCSI for U.S. federal income tax purposes.

     The opinions of Jay M. Nadlman and Sonnenschein Nath & Rosenthal described above shall be rendered to the Underwriters at the request of KCSI and shall so state therein.

          (i) On the date hereof and also on the Closing Date or the Additional Closing Date, as the case may be, PricewaterhouseCoopers LLP shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

          (j) The Underwriters shall have received, on and as of the Closing Date, or the Additional Closing Date, as the case may be, an opinion of Cravath, Swaine & Moore, counsel to the Underwriters, with respect to the due authorization and valid issuance of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (k) The Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

          (l) On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Issuers shall have furnished to the Underwriters such further certificates and documents as the Underwriters shall reasonably request; and

          (m) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between the Underwriters and certain stockholders, officers and directors of KCSI relating to sales and certain other dispositions of shares of stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

     7. Each of the Issuer, KCSR and the other Guarantors, jointly and severally agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by such Underwriter expressly for use therein.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the directors of the Issuer, KCSR and the other Guarantors, the officers of the Issuer, KCSR and the other Guarantors who sign the Registration Statement and each person who controls the Issuer, KCSR and the other Guarantors within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from KCSR and KCSI to each Underwriter, but only with reference to the Underwriters' Information.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Issuer, KCSR and the other Guarantors, the directors of the Issuer, KCSR and the other Guarantors, the officers of the Issuer, KCSR and the other Guarantors who sign the Registration Statement and such control persons of the Issuer, KCSR and the other Guarantors shall be designated in writing by the Issuer, KCSR and the other Guarantors, as the case may be. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, KCSR and the other Guarantors on the one hand, and the Underwriters on the other hand, from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer, KCSR and the other Guarantors on the one hand, and the Underwriters on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, KCSR and the other Guarantors on the one hand, and the Underwriters on the other hand, shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Issuer, KCSR and the other Guarantors and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Issuer, KCSR and the other Guarantors on the one hand, and the Underwriters on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, KCSR and the other Guarantors or by the Underwriters' and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Issuer, KCSR, the other Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Securities set forth opposite their names in Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuer, KCSR or the other Guarantors set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Issuer, KCSR or the other Guarantors, their officers or directors or any other person controlling the Issuer, KCSR or the other Guarantors and (iii) acceptance of and payment for any of the Securities.

     8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Securities) may be terminated in the absolute discretion of the Underwriters, by notice given to KCSI, if, after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Securities, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of, or guaranteed by, KCSI shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and which, in the judgment of the Underwriters, makes it impracticable to market the Securities being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Securities set forth opposite their respective names in Schedule I bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as J.P. Morgan Securities Inc. may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Securities that any
Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such number of Securities without the written consent of such Underwriter. If on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date, and arrangements satisfactory to the Underwriters and the Issuer for the purchase of such Securities are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Securities, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, KCSI or KCSR. In any such case either the Underwriters or the Issuer shall have the right to postpone the Closing Date (or, in the case of the Option Securities, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Issuer, KCSR or the other Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuer, KCSR or the other Guarantors shall be unable to perform their obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Issuers agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Issuer, KCSR, the other Guarantors, the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12.  Any  action  by  the  Underwriters  hereunder  may  be  taken  by  the
Underwriters jointly or by J.P. Morgan Securities Inc. on behalf of the Underwriters, and any such action taken by the Underwriters jointly or by J.P. Morgan Securities Inc. shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to them, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax: (212) 834-6648); Attention: Syndicate Department. Notices to KCSI and KCSR shall be given to them at Kansas City Southern Industries, Inc., 114 West 11th Street, Kansas City, Missouri 64105 (telefax: (816) 983-1459); Attention: Corporate Secretary.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. The parties hereto acknowledge and agree that for all purposes of this Agreement, the Underwriters' Information consists solely of the statements concerning the Underwriters contained under the heading "Underwriting" in the Prospectus.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                                      Very truly yours,

                                      KANSAS CITY SOUTHERN INDUSTRIES, INC.

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      THE KANSAS CITY SOUTHERN RAILWAY COMPANY

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      GATEWAY EASTERN RAILWAY
                                              COMPANY

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      GATEWAY WESTERN RAILWAY
                                              COMPANY

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      KCS TRANSPORTATION COMPANY

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:






                                      MID-SOUTH MICROWAVE, INC.

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      PABTEX GP, LLC

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      PABTEX, L.P.

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      RICE-CARDEN CORPORATION

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      SIS BULK HOLDING, INC.

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:


                                      SOUTHERN DEVELOPMENT COMPANY

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:






                                      SOUTHERN INDUSTRIAL SERVICES, INC.

                                      By:
                                           ----------------------------------
                                              Name:
                                              Title:

Accepted as of the date hereof.

J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
DEUTSCHE BANC ALEX. BROWN INC.

By:  J.P. MORGAN SECURITIES INC.


By:
        -----------------------------------
        Name:
        Title:

                                   SCHEDULE I



                                                  Number of Securities
           UNDERWRITER                               TO BE PURCHASED
           -----------                               ---------------

  J.P. Morgan Securities Inc.


  Morgan Stanley & Co. Incorporated


  Deutsche Banc Alex. Brown Inc.


                                            -----------------------------------

                            Total
                                            ===================================

                                   SCHEDULE II



Title of Securities:

         4,600,000 Mandatory Convertible Units

Registration Statement:

         Registration Statement No. 333-61006

Number of Underwritten Securities:

         4,600,000 Corporate Units

Price to Public:

         $25.00 per Corporate Unit

Purchase Price by Underwriters:

         $[     ] per Corporate Unit

Interest Rate on Notes:

         [     ]% of the principal of $25.00 per annum

Specified funds for payment of purchase price:

         Federal (same day) funds

Reference Price:

         $[    ]

Threshold Appreciation Price:

         $[     ]

Closing Price of KCSI Common Stock on [              ], 2001:

         $[     ]

Payment Dates:

         February 17, May 17, August 17 and November 17

Purchase Contract Settlement Date:

         August 17, 2004



Maturity of Notes:

         August 17, 2007

Stock Exchange Listing:

         New York Stock Exchange

Closing Date and Time of Delivery:

         June [25], 2001

Closing Location:

         New York, New York

Address for Notices to Underwriters:

         J.P. Morgan Securities Inc.
         60 Wall Street
         New York, New York 12060

                                                                       EXHIBIT A

             [FORM OF MANDATORY CONVERTIBLE UNIT LOCK-UP AGREEMENT]



J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Deutsche Banc Alex. Brown Inc.
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

In order to induce you to act as underwriters in the public offering (the "Offering") of Mandatory Convertible Units ("Units") of Kansas City Southern Industries, Inc. (the "Company"), the undersigned hereby irrevocably agrees that he will not, directly or indirectly, sell, announce the intention to sell, offer, contract to sell, transfer (in whole or in part) the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any (i) Units,
(ii) purchase contracts for the purchase of KCSI's Common Stock ("Purchase Contracts"), (iii) shares of KCSI's Common Stock ("Common Stock") or (iv) any securities convertible into or exchangeable or exercisable for Units, Purchase Contracts or Common Stock or any other rights to purchase or acquire such securities, without the prior written consent of J.P. Morgan Securities Inc., acting on behalf of the underwriters, for a period from the date hereof until 90 days after the date of the final prospectus pursuant to which the Units are sold in the Offering (the "Prospectus").

Notwithstanding the foregoing, the undersigned may transfer any Units, Purchase Contracts, shares of Common Stock or securities convertible into or exchangeable or exercisable for Units, Purchase Contracts or Common Stock either during his lifetime or on death by will or intestacy to his immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family; PROVIDED, HOWEVER, that prior to any such transfer each transferee shall execute an agreement, satisfactory to J.P. Morgan Securities Inc., pursuant to which each transferee shall agree to receive and hold such Units, Purchase Contracts and/or shares of Common Stock, or securities convertible into or exchangeable or exercisable for Units, Purchase Contracts and/or Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

The undersigned hereby waives any rights of the undersigned to sell any securities of KCSI pursuant to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission in connection with the Offering, and acknowledges and agrees that for a period of 90 days from the date of the Prospectus the undersigned has no right to require KCSI to register under the Securities Act of 1933, as amended, any securities of KCSI.

The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the applicable party against the transfer of securities of KCSI held by the undersigned except in compliance with this agreement.






                                      Very truly yours,



Dated:                                Signature:
      -----------------------

                                      ------------------------------------------
                                                Printed Name and Title